Exhibit 99,1

Agreement of Joint Filing

Pursuant to 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to join in the filing on behalf of each of them of a Statement on Schedule 13G and any and all amendments thereto, and that this Agreement be included as an Exhibit to such filing.

This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated as of February 14, 2018	Scoggin International Fund, Ltd.

By: Scoggin Management LP, as Investment Manager
By: Scoggin GP LLC, its General Partner

By: /s/ Craig Effron
	Name:	Craig Effron
	Title:	Managing Member

Dated as of February 14, 2018	Scoggin Worldwide Fund, Ltd.

By: Old Bellows Partners LP, as Investment Manager
By: Old Bell Associates LLC, its General Partner

By: /s/ A. Dev Chodry
	Name:	A. Dev Chodry
	Title:	Managing Member

Dated as of February 14, 2018	SB Special Situation Master Fund SPC – Portfolio F

By: Old Bellows Partners LP, as Investment Manager
By: Old Bell Associates LLC, its General Partner

By: /s/ A. Dev Chodry
	Name:	A. Dev Chodry
	Title:	Managing Member

Dated as of February 14, 2018	Scoggin Management LP

By: Scoggin GP LLC, its General Partner

By: /s/ Craig Effron
Name: Craig Effron
	Title:	Managing Member

Dated as of February 14, 2018	Scoggin GP LLC

By: /s/ Craig Effron
	Name:	Craig Effron
	Title:	Managing Member

Dated as of February 14, 2018	Old Bellows Partners LP

By: Old Bell Associates LLC, its General Partner

By: /s/ A. Dev Chodry
	Name:	A. Dev Chodry
	Title:	Managing Member

Dated as of February 14, 2018	Old Bell Associates LLC

By: /s/ A. Dev Chodry
	Name:	A. Dev Chodry
	Title:	Managing Member

Dated as of February 14, 2018	/s/ A. Dev Chodry
A. Dev Chodry

Dated as of February 14, 2018	/s/ Craig Effron
Craig Effron

Dated as of February 14, 2018	/s/ Curtis Schenker
Curtis Schenker